Filed pursuant to Rule 497(e)
File Nos. 811-23201 and 333-236976
Versus Capital Real Assets Fund LLC

Supplement dated April 15, 2020 to the
Prospectus dated March 6, 2020

Effective immediately, the prospectus of Versus Capital Real Assets Fund LLC (the “Fund”) is amended as follows:

The sub-section “Market Disruption and Geopolitical Risk” under the section “Risk Factors” beginning on page 45 of the Prospectus is amended to add the following disclosure:

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.